SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) October 14, 1997

                               FINISHMASTER, INC.
             (Exact name of registrant as specified in its charter)



             Indiana                    000-23222                38-2252096
--------------------------------------------------------------------------------
(State or other jurisdiction)     (Commission File Number)      (IRS Employer
                                                             Identification No.)



   54 Monument Circle, Suite 600                                    46204
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code            (317) 237-3678
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



Item 5.  Other Events.

     Consistent with the current capital structure of FinishMaster, Inc., an Indiana corporation (the "Company"), effective April 5, 1999, the Company's Common Stock will be traded on the Nasdaq SmallCap Market. The Company's trading symbol (FMST) will remain the same.



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FINISHMASTER, INC.


Dated:  March 31, 1999                   By: /s/ Andre B. Lacy
                                             -----------------------------------
                                             Andre B. Lacy, Chairman of
                                                 the Board and Chief Executive
                                                 Officer



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